CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
STOCKHOLDERS' DEFICIT:
Preferred stock, authorized shares	10,000,000	10,000,000	10,000,000
Preferred stock, issued shares	0	0	0
Preferred stock, outstanding shares	0	0	0
Common stock, par value	$ 0.00001	$ 0.00001	$ 0.00001
Common stock, Authorized	100,000,000	100,000,000	100,000,000
Common stock, Issued	10,500,312	10,282,640	9,210,039
Common stock, outstanding	10,500,312	10,282,640	9,210,039